Exhibit 10.1

Execution Copy	Contract #1-26652287-1
AMENDMENT NUMBER 1
TO
YAHOO! PUBLISHER NETWORK AGREEMENT #1-26652287
          This Amendment #1 to the Yahoo! Publisher Network Agreement #1-26652287 (“Amendment #1”) is entered into as of the latter date of either Yahoo! or Publisher’s signature below (“Amendment #1 Effective Date”) and is made by and among Local.com Corporation (“Publisher”) and Yahoo! Inc. (“Yahoo!”), and modifies the Yahoo! Publisher Network Agreement #1-26652287 by and among the same parties effective as of August 25, 2010 (the “Agreement”).
          In consideration of mutual covenants and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Publisher and Yahoo! hereby agree as follows:
1.	The “Compensation” section of the Service Order is hereby amended to the include the following:
               “D. ***
2.	The following is inserted as new Section F of Attachment A (Implementation Requirements):
               “F. ***
3.	Miscellaneous.
(a)	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

(b)	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

(c)	This Amendment #1 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

(d)	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment #1, the terms and conditions of this Amendment #1 shall control.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment #1 as of the Amendment #1 Effective Date.

LOCAL.COM CORPORATION		YAHOO! INC.

By:	/s/ Brenda Agius	By:	/s/ Al Echamendi

	Name: Brenda Agius		Name: Al Echamendi
	Title: CFO		Title: Sr. Director, Business Development
	Date: 8/30/10		Date: 8/27/10

***	- Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission
Yahoo! Confidential

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